                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael W.J. Smurfit and Patrick J. Moore, each with full power to act without the other as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to Registration Statement No. 33-52383 of Jefferson Smurfit Corporation (U.S.) (`JSC(U.S.)'), as co-registrant, and JSCE, Inc., as co-registrant, filed under the Securities Act of 1933, as amended, and any and all post-effective amendments thereto, with respect to the 11.25% Series A Senior Notes due 2004 and the 10.75% Series B Senior Notes due 2002 issued by JSC(U.S.) and guaranteed by JSCE, Inc. (the `SERIES A AND SERIES B SENIOR NOTES POST-EFFECTIVE AMENDMENT'), (ii) to sign a post-effective amendment to Registration Statement No. 33-58348 of JSC(U.S.), as co-registrant, and JSCE, Inc., as co-registrant, filed under the Securities Act of 1933, as amended, and any and all post-effective amendments thereto, with respect to the 9.75% Senior Notes due 2003 issued by JSC(U.S.) and guaranteed by JSCE, Inc.(the `1993 SENIOR NOTES POST-EFFECTIVE AMENDMENT'), (iii) to file the Series A and Series B Senior Notes Post-Effective Amendment and the 1993 Senior Notes Post-Effective Amendment, in each case, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                      /s/ Richard W. Graham
                                      ------------------------
                                       Richard W. Graham

 April 8, 1997

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael W.J. Smurfit, Richard W. Graham and Patrick J. Moore, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to Registration Statement No. 33-52383 of Jefferson Smurfit Corporation (U.S.) (`JSC(U.S.)'), as co-registrant, and JSCE, Inc., as co-registrant, filed under the Securities Act of 1933, as amended, and any and all post-effective amendments thereto, with respect to the 11.25% Series A Senior Notes due 2004 and the 10.75% Series B Senior Notes due 2002 issued by JSC(U. S.) and guaranteed by JSCE, Inc. (the `SERIES A AND SERIES B SENIOR NOTES POST-EFFECTIVE AMENDMENT'), (ii) to sign a post-effective amendment to Registration Statement No. 33-58348 of JSC(U.S.), as co-registrant, and JSCE, Inc., as co-registrant, filed under the Securities Act of 1933, as amended, and any and all post-effective amendments thereto, with respect to the 9.75% Senior Notes due 2003 issued by JSC(U.S.) and guaranteed by JSCE, Inc.(the `1993 SENIOR NOTES POST-EFFECTIVE AMENDMENT'), and (iii) to file the Series A and Series B Senior Notes Post-Effective Amendment and the 1993 Senior Notes Post-Effective Amendment, in each case, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                                   /s/ James S. Hoch
                                                  ---------------------
                                                      James S. Hoch

April 8, 1997

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael W.J. Smurfit, Richard W. Graham and Patrick J. Moore, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, (i) to sign a post-effective amendment to Registration Statement No. 33-52383 of Jefferson Smurfit Corporation (U.S.) (`JSC(U.S.)'), as co-registrant, and JSCE, Inc., as co-registrant, filed under the Securities Act of 1933, as amended, and any and all post-effective amendments thereto, with respect to the 11.25% Series A Senior Notes due 2004 and the 10.75% Series B Senior Notes due 2002 issued by JSC(U.S.) and guaranteed by JSCE, Inc. (the `SERIES A AND SERIES B SENIOR NOTES POST-EFFECTIVE AMENDMENT'), (ii) to sign a post-effective amendment to Registration Statement No. 33-58348 of JSC(U.S.), as co-registrant, and JSCE, Inc., as co-registrant, filed under the Securities Act of 1933, as amended, and any and all post-effective amendments thereto, with respect to the 9.75% Senior Notes due 2003 issued by JSC(U.S.) and guaranteed by JSCE, Inc.(the `1993 SENIOR NOTES POST-EFFECTIVE AMENDMENT'), and (iii) to file the Series A and Series B Senior Notes Post-Effective Amendment and the 1993 Senior Notes Post-Effective Amendment, in each case, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



                                                /s/ Leigh J. Abramson
                                               ------------------------
                                                  Leigh J. Abramson

April 8, 1997

                                        3

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